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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 1996

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                   0-10054                    87-0275043
  -----------------             ------------            -------------------
   (State or other              (Commission              (I.R.S. Employer
    jurisdiction                File Number)            Identification No.)
  of incorporation)

                        150 East 58th Street, Suite 3400
                            New York, New York 10155
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 380-5800
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Item 4.  Changes in Registrant's Certifying Accountant

                (a)(1)(i) The Registrant and its former auditors, Tanner + Co. ("Tanner"), mutually agreed on December 11, 1996 to terminate their relationship.

                (ii) During the Registrant's past two fiscal years, Tanner's reports on the Registrant's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, except that Tanner's auditors reports on the Registrant's consolidated financial statements for the years ended December 31, 1995 and 1994 contained additional paragraphs relating to the Registrant continuing as a going concern due to the Registrant's significant losses and deficit in working capital and the uncertainty relating to the estimate of possible claims relating to its captive insurance subsidiary relating to asbestos abatement.

                (iii) The decision to terminate its relationship with Tanner was approved by the Board of Directors of the Registrant.

                (iv) During the past two fiscal years, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

                (a)(2) Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained Price Waterhouse LLP as its auditors as of December 11, 1996.

                (a)(3) The Registrant provided Tanner with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith Tanner's response to those disclosures pursuant to
                           Item 304(a)(3) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

                (a)          Exhibits

                Exhibit No.          Description

                  16                 Letter regarding Change in Certifying
                                     Accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMMODORE ENVIRONMENTAL SERVICES, INC.

                                By:  /s/ Andrew P. Oddi
                                   ------------------------------------
                                         Andrew P.Oddi
                                         Vice President of Finance
                                         & Administration and
                                         Chief Financial Officer

Date:    December 24, 1996

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                                  EXHIBIT INDEX

Exhibit No.                    Description
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16                             Letter regarding Change in Certifying Accountant.


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